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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]


Filed by a Party other than the Registrant [X]


Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, For Use
                                               of the Commission Only
                                               (as permitted by Rule
                                               14a-6(e)(2))
[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to
    ss. 240.14a-11(c) or ss. 240.14a-12


                          FOOTHILL INDEPENDENT BANCORP

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                (Name of Registrant as Specified in its Charter)


                        BASSWOOD FINANCIAL PARTNERS, L.P.
                            BASSWOOD PARTNERS, L.L.C.
                       BASSWOOD CAPITAL MANAGEMENT, L.L.C.

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                  (Name of Person(s) Filing Proxy Statement if
                           Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:




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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                                      ATTENTION ALL FOOTHILL INDEPENDENT BANCORP SHAREHOLDERS:


                           MAY 10, 1999: VALLEY NATIONAL CORPORATION OF SAN DIEGO, CA AGREES TO MERGE WITH

    COMMUNITY FIRST BANKSHARES, IN A STOCK DEAL, FOR A PRICE EQUAL TO APPROXIMATELY 3.25 TIMES THE BOOK VALUE OF VALLEY NATIONAL

                           MAY 19, 1999: ORANGE NATIONAL BANCORP OF ORANGE, CA AGREES TO SELL THE BANK TO

        CVB FINANCIAL CORP., IN A STOCK DEAL, FOR A PRICE EQUAL TO APPROXIMATELY 3.25 TIMES THE BOOK VALUE OF ORANGE NATIONAL

                         IF FOOTHILL WERE TO MERGE OR SELL IN A STOCK DEAL AT THE SAME PREMIUM TO BOOK VALUE

                    ALL FOOTHILL SHAREHOLDERS WOULD RECEIVE STOCK IN THE AMOUNT OF APPROXIMATELY $26.00 PER SHARE

                             A PREMIUM OF 73% OVER THE CLOSING PRICE OF $15.00 PER SHARE ON MAY 19, 1999

                           BY RECEIVING STOCK, THIS TRANSACTION WOULD BE TAX-FREE TO FOOTHILL SHAREHOLDERS

                       FOOTHILLS' 1998 ANNUAL REPORT AND ACCOMPANYING MATERIALS CONTAINED THE FOLLOWING QUOTE:

                                        "TODAY'S STOCK QUOTE IS..., TOMORROW'S IS UP TO YOU"

                                    BASSWOOD PARTNERS AND MATTHEW LINDENBAUM COULDN'T AGREE MORE

              NOW IS THE TIME TO ACT! - THE OPPORTUNITY TO POTENTIALLY RECEIVE $26.00 TAX-FREE MAY NOT BE HERE FOREVER!

                                THE CHOICE IS YOURS - THE TRUE OWNERS OF FOOTHILL - THE SHAREHOLDERS!


                                         VOTE FOR MATTHEW LINDENBAUM TO SERVE AS YOUR VOICE!

                   IF YOU HAVE ANY QUESTIONS FOR MATTHEW LINDENBAUM, CALL HIM DIRECTLY, COLLECT, AT (212) 521-9500

                                   REMEMBER - YOUR VOTE MUST BE RECEIVED BY TUESDAY, MAY 25, 1999

                  IF YOU HAVE NOT YET VOTED - PLEASE CONTACT YOUR BROKER OR BEACON HILL PARTNERS AT (800) 350-6580

              IMPORTANT - YOU CAN NOT VOTE YOUR SHARES AT THE MEETING IF YOU HOLD YOUR SHARES WITH YOUR BROKERAGE FIRM

 A written proxy statement and form of proxy were first mailed to shareholders of Foothill Independent Bancorp ("Foothill") on May
10, 1999. The "participants" in this solicitation of proxies are: Mr. Matthew Lindenbaum, Mr. Bennett Lindenbaum, Basswood Financial
Partners, L.P., Basswood Partners, L.L.C., Basswood Capital Management L.L.C., Whitewood Financial Partners, L.P., Jet I, L.P., and
          Basswood International Fund, Inc., which collectively beneficially own 553,421 (9.36%) of Foothill common stock

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